                                                                   EXHIBIT 10.21

                             OFFICE/WAREHOUSE LEASE

         THIS INDENTURE of lease, entered into this 23 day of May, 2003, by and between SMD LINCOLN INVESTMENTS LLC, a Minnesota limited liability corporation hereinafter referred to as "Landlord", and LECTEC CORPORATION, A MINNESOTA CORPORATION, hereinafter referred to as "Tenant".

                                  DEFINITIONS:

         "Premises" - That certain real property located in the City of EDINA, County of HENNEPIN, State of MINNESOTA and legally described on Exhibit "A" attached hereto and made a part hereof, including all buildings and site improvements located thereon.

         "Building" - That certain office/warehouse building containing approximately 78,000 square feet located upon the Premises and commonly described as LINCOLN INDUSTRIAL CENTER.

         "Demised Premises" - That certain portion of the Building located at 5618 LINCOLN DRIVE, consisting of approximately 14,316 square feet (4,179 square feet of office space and 10,137 square feet of warehouse space), as measured from the outside walls of the Demised Premises to the center of the partition wall, as shown on the floor plan attached hereto as Exhibit "B" and made a part hereof. The Demised Premises includes a non-exclusive easement for access to Common Areas, as hereinafter defined, and all licenses and easements appurtenant to the Demised Premises.

         "Common Areas" - The term "Common Area" means the entire area to be used for the non-exclusive use by Tenant and other tenants in the Building, including, but not limited to, corridors, lavatories, driveways, truck docks, parking lots and landscaped areas. Subject to reasonable rules and regulations promulgated by Landlord, the Common Areas are hereby made available to Tenant and its employees, agents, customers, and invitees for reasonable use in common with other tenants, their employees, agents, customers and invitees.

         "Tenant's Proportionate Share" - eighteen and thirty-five one hundredths percent (18.35%), which is the quotient of 14,316 square feet divided by 78,000 square feet.

                                   WITNESSETH:

                                      TERM:

1. For and in consideration of the rents, additional rents, terms, provisions and covenants herein contained, Landlord hereby lets, leases and demises to Tenant the Demised Premises for the term of sixty-two (62) months commencing on the FIRST day of JULY, 2003 (the "Commencement Date") and expiring the LAST day of AUGUST, 2008 (the "Expiration Date"), unless sooner terminated as hereinafter provided.

                                    NET RENT:

2. Landlord reserves, and Tenant shall pay Landlord, a total rental of TWO HUNDRED FIFTY-SEVEN THOUSAND SEVEN HUNDRED AND 00/100 DOLLARS ($257,700.00), payable in advance, in equal monthly installments as outlined below, commencing on the Commencement Date and continuing on the first day of each and every month thereafter for the next succeeding months during the balance of the term ("Base Rent"). Rental for partial months shall be prorated and adjusted accordingly.

                                                Monthly         Total Per
          Period                               Base Rent         Period
July 1, 2003 through and
Including August 31, 2003                   $    0.00         $       0.00

September 1, 2003 through and
Including August 31, 2008                   $4,295.00         $ 257,700.00

                                                TOTAL         $ 257,700.00

                                ADDITIONAL RENT:

         3. Tenant shall pay to Landlord throughout the term of this Lease the following:

                  a. Tenant shall pay its Proportionate Share of Real Estate Taxes. The term "Real Estate Taxes" shall mean all real estate taxes, all assessments and any taxes in lieu thereof which may be levied upon or assessed against the Premises of which the Demised Premises are a part. Tenant, in addition to all other payments to Landlord by Tenant required hereunder shall pay to Landlord, in each year during the term of this Lease and any extension or renewal thereof, Tenant's Proportionate Share of such real estate taxes and assessments paid in the first instance by Landlord.

                           Any tax year commencing during any lease year shall be deemed to correspond to such lease year. In the event the taxing authorities include in such real estate taxes and assessments the value of any improvements made by Tenant, or of machinery, equipment, fixtures, inventory or other personal property or assets of Tenant, then Tenant shall pay all the taxes attributable to such items in addition to its Proportionate Share of said aforementioned Real Estate Taxes. A photostatic copy of the tax statement submitted by Landlord to Tenant shall be sufficient evidence of the amount of Real Estate Taxes assessed or levied against the Premises of which the Demised Premises are a part.

                  b. Tenant's Proportionate Share of the annual aggregate Operating Expenses incurred by Landlord in the operation, maintenance and repair of the Premises. The term "Operating Expenses" shall include, but not be limited to, maintenance, repair, replacement and care of all common area lighting, common area plumbing and roofs, parking and landscaped areas, signs, snow removal, non-structural repair and maintenance of the exterior of the Building, insurance premiums, management fees up to a maximum of five percent (5%) of gross Building receipts, wages and fringe benefits of personnel (up to the level of property manager) employed for such work, costs of non-capital equipment purchased and used for such purposes, and the cost or portion thereof properly allocable to the Premises (amortized over such reasonable period as Landlord shall determine together with the interest at the rate of twelve percent (12%) per annum on the unamortized balance) of any capital improvements made to the Building by Landlord after the Base Year which result in a reduction of Operating Expenses or made to the Building by Landlord after the date of this Lease that are required under any governmental law or regulation that was not applicable to the Building at the time it was constructed.

                  c. In no event shall the total adjusted monthly rent be less than the BASE RENT per month during the term of this Lease.

                  d. The payment of the sums set forth in this Article 3 shall be in addition to the Base Rent payable pursuant to Article 2 of this Lease. All sums due hereunder shall be due and payable within thirty (30) days of delivery of written certification by Landlord setting forth the computation of the amount due from Tenant. In the event the lease term shall begin or expire at any time during the calendar year, the Tenant shall be responsible for its Proportionate Share of Additional Rent under subdivisions a. and b. during the Lease and/or occupancy time.

                  e. Prior to commencement of this Lease and prior to the commencement of each calendar year thereafter commencing during the term of this Lease or any renewal or extension thereof, Landlord may estimate for each calendar year (i) the total amount of Real Estate Taxes; (ii) the total amount of Operating Expenses; (iii) Tenant's Proportionate Share of Real Estate Taxes for such calendar year; (iv) Tenant's Proportionate Share of Operating Expenses for such calendar year; and (v) the computation of the annual and monthly rental payable during such calendar year as a result of increases or decreases in Tenant's Proportionate Share of Real Estate Taxes and Operating Expenses. Said estimates will be in writing and will be delivered or mailed to Tenant.

                  f. The amount of Tenant's Proportionate Share of Real Estate Taxes and Operating Expenses for each calendar year, so estimated, shall be payable as Additional Rent, in equal monthly installments, in advance, on the first day of each month during such calendar year at the option of Landlord. In the event that such estimate is delivered to Tenant before the first day of January of such calendar year, said amount, so estimated, shall be payable as Additional Rent in equal monthly installments, in advance on the first day of each month during such calendar year. In the event that such estimate is delivered to Tenant after the first day of January of such calendar year, said amount, so estimated, shall be payable as Additional Rent in equal monthly installments, in advance, on the first day of each month over the balance of such calendar year, with the number of installments being equal to the number of full calendar months remaining in such calendar year.

                  g. Upon completion of each calendar year during the term of this Lease or any renewal or extension thereof, Landlord shall cause its accountants to determine the actual amount of the Real Estate Taxes and Operating Expenses payable in such calendar year and Tenant's Proportionate Share thereof and deliver a written certification of the amounts thereof to Tenant. If Tenant has underpaid its Proportionate Share of Real Estate Taxes or Operating Expenses for such calendar year, Tenant shall pay the balance of its share of the same within 30 days after the receipt of such statement. If Tenant has overpaid its share of Real Estate Taxes or Operating Expenses for such calendar year, Landlord shall within 30 days after the date of the written certification either (i) refund such excess, or (ii) credit such excess against the most current monthly installment or installments due Landlord for its estimate of Tenant's Proportionate Share of Real Estate Taxes and Operating Expenses for the next following calendar year. A prorata adjustment shall be made for a fractional calendar year occurring during the term of this Lease or any renewal or extension thereof based upon the number of days of the term of the Lease during said calendar year as compared to three hundred sixty-five (365) days and all additional sums payable by Tenant or credits due Tenant as a result of the provisions of this Article 3 shall be adjusted accordingly.

                  h. Tenant, may during normal business hours and on reasonable prior notice to Landlord, audit Landlord's books and records that pertain to Real Estate Taxes and Operating Expenses. If Tenant's audit indicates that Landlord overcharged Tenant Operating Expenses or Real Estate Taxes, Landlord shall promptly repay all such overpayment to Tenant and adjust Tenant's estimated payments of Operating Expenses and Real Estate Taxes if necessary.

                              COVENANT TO PAY RENT:

         4. The covenants of Tenant to pay the Base Rent and the Additional Rent are each independent of any other covenant, condition, provision or agreement contained in this Lease. All rents are payable to Landlord at:

                  SMD LINCOLN INVESTMENTS LLC
                  C/O WELSH COMPANIES
                  CM 9660
                  ST. PAUL, MN 55170-9660

                                   UTILITIES:

         5. Landlord shall provide mains and conduits to supply water, gas, electricity and sanitary sewage to the Premises. Tenant shall pay, when due, all charges for sewer usage or rental, garbage, disposal, refuse removal, water, electricity, gas, fuel oil, L.P. gas, telephone and/or other utility services or energy source furnished to the Demised Premises during the term of this Lease, or any renewal or extension thereof. If Landlord elects to furnish any of the foregoing utility services or other services furnished or caused to be furnished to Tenant, then the rate charged by Landlord shall not exceed the rate Tenant would be required to pay to a utility company or service company furnishing any of the foregoing utilities or services. The charges thereof shall be deemed Additional Rent in accordance with Article 3.

                      CARE AND REPAIR OF DEMISED PREMISES:

         6. Tenant shall, at all times throughout the term of this Lease, including renewals and extensions, and at its sole expense, keep and maintain the Demised Premises in a clean, safe, sanitary and first class condition and, subject to the other provisions of this Lease, in compliance with all applicable laws, codes, ordinances, rules and regulations. Tenant's obligations hereunder shall include, but not be limited to, the maintenance, and repair and replacement, if necessary, of heating and air conditioning fixtures, equipment, and systems, all lighting and plumbing fixtures and equipment, fixtures, motors and machinery, all interior walls, partitions, doors and windows, all exterior entrances exclusively serving the Demised Premises, windows, doors and docks and the replacement of all broken glass. When used in this provision, the term "repairs" shall include replacements or renewals when necessary. The Tenant shall keep and maintain all portions of the Demised Premises in a clean and orderly condition, free of accumulation of dirt and rubbish.

                  If Tenant fails, refuses or neglects to maintain or repair the Demised Premises as required in this Lease after notice shall have been given Tenant in accordance with Article 33 of this Lease and the applicable cure periods have expired, Landlord may make such repairs and upon completion thereof, Tenant shall pay to Landlord all costs reasonably incurred by Landlord in making such repairs within 30 days after presentation to Tenant of bill therefor.

                  Landlord shall maintain, repair and, as necessary, replace the structural portions of the Building; the Building foundation, the roof and roof membrane, and all Building systems, including, without limitation, provided, however, where structural repairs are required to be made by reason of the acts of Tenant, the costs thereof shall be borne by Tenant and payable by Tenant to Landlord upon demand. The Landlord shall be responsible for all outside maintenance of the Demised Premises, including grounds and parking areas. All such of which is the responsibility of the Landlord shall be provided as reasonably necessary to the comfortable use and occupancy of Demised Premises during business hours, except Saturdays, Sundays and holidays, upon the condition that the Landlord shall not be liable for damages for failure to do so due to causes beyond its control.

                                     SIGNS:

         7. Any sign, lettering, picture, notice or advertisement installed on or in any part of the Premises and visible from the exterior of the Building, or visible from exterior of the Demised Premises, shall be approved and installed by Landlord (which approval will not be unreasonably withheld) at Tenant"s expense. In the event of a violation of the foregoing by Tenant, Landlord may remove the same without any liability and may charge the actual out-of-pocket expense incurred by such removal to Tenant.

                      ALTERATIONS, INSTALLATION, FIXTURES:

         8. Except as hereinafter provided, Tenant shall not make any alterations, additions, or improvements in or to the Demised Premises or add, disturb or in any way change any plumbing or wiring therein without the prior written consent of the Landlord, which consent will not be unreasonably withheld. In the event alterations are required by any governmental agency by reason of the particular use and occupancy of the Demised Premises by Tenant, Tenant shall make such alterations at its own cost and expense after first obtaining Landlord's approval of plans and specifications therefor and furnishing such indemnification as Landlord may reasonably require against liens, costs, damages and expenses arising out of such alterations. Alterations or additions by Tenant must be built in compliance with all laws, ordinances and governmental regulations affecting the Premises and Tenant shall warrant to Landlord that all such alterations, additions, or improvements shall be in compliance with all relevant laws, ordinances, governmental regulations, and insurance requirements. Construction of such alterations or additions shall commence only upon Tenant obtaining and exhibiting to Landlord the requisite approvals, licenses and permits and indemnification against liens. All alterations, installations, physical additions or improvements to the Demised Premises made by Tenant shall at once become the property of Landlord and shall be surrendered to Landlord upon the termination of this Lease; provided, however, this clause shall not apply to movable equipment or furniture owned by Tenant which may be removed by Tenant at the end of the term of this Lease. Tenant shall have the right to make non structural changes to the Demised Premises without Landlord's consent, only if said non structural changes do not exceed $5,000.00. In such event, Tenant will not be required to remove any such alterations, installation, physical additions or improvements to the Demised Premises.

                                   POSSESSION:

         9. Except as hereinafter provided, Landlord shall deliver possession of the Demised Premises to Tenant in the condition required by this Lease on or before the Commencement Date, but delivery of possession prior to or later than such Commencement Date shall not affect the expiration date of this Lease. Any occupancy by Tenant prior to the beginning of the term shall in all respects be the same as that of a Tenant under this Lease. Landlord shall have no responsibility or liability for loss or damage to fixtures, facilities or equipment installed or left on the Demised Premises during such early occupancy. If the Demised Premises are not ready for occupancy by the Commencement Date and possession is later than the Commencement Date, Rent shall begin on date of possession.

                  In the event the Demised Premises becomes available and ready for occupancy prior to the Commencement Date, Landlord may elect to permit Tenant to take occupancy of all or part of the Premises prior to such date. If Tenant occupies the Demised Premises prior to the Commencement Date, Tenant's occupancy of the Demised Premises shall be subject to all of the provisions of the Lease. Early occupancy of the Demised Premises shall not advance the expiration date of this Lease. Tenant shall have no obligation for Base Rent or Additional Rent during any early occupancy period.

                          SECURITY AND DAMAGE DEPOSIT:

         10. Tenant, contemporaneously with the execution of this Lease, has deposited with Landlord the sum of SEVEN THOUSAND EIGHT HUNDRED NINETY--SEVEN AND 86/100 DOLLARS ($7,897.86), receipt of which is acknowledged hereby by Landlord, which deposit is to be held by Landlord, without liability for interest, as a security and damage deposit for the faithful performance by Tenant during the term hereof or any extension hereof. Prior to the time when Tenant shall be entitled to the return of this security deposit, Landlord may co-mingle such deposit with Landlord's own funds and to use such security deposit for such purpose as Landlord may determine. In the event of the failure of Tenant to keep and perform any of the terms, covenants and conditions of this Lease to be kept and performed by Tenant during the term hereof or any extension hereof, then Landlord, either with or without terminating this Lease, may (but shall not be required to) apply such portion of said deposit as may be necessary to compensate or repay Landlord for all losses or damages sustained or to be sustained by Landlord due to such breach on the part of Tenant, including, but not limited to overdue and unpaid Rent, any other sum payable by Tenant to Landlord pursuant to the provisions of this Lease, damages or deficiencies in the reletting of the Demised Premises, and reasonable attorneys' fees incurred by Landlord. Should the entire deposit or any portion thereof be appropriated and applied by Landlord in accordance with the provisions of this paragraph, Tenant, upon written demand by Landlord, shall remit forthwith to Landlord a sufficient amount of cash to restore said security deposit to the original sum deposited and Tenant's failure to do so within ten (10) business days after receipt of such demand shall constitute a breach of this Lease. Said security deposit shall be returned to Tenant, less any depletion thereof as the result of the provisions of this paragraph, within 30 days after the end of the term of this Lease or any renewal thereof, or upon the earlier termination of this Lease. Tenant shall have no right to anticipate return of said deposit by withholding any amount required to be paid pursuant to the provision of this Lease or otherwise.

                  In the event Landlord shall sell the Premises, or shall otherwise convey or dispose of its interest in this Lease, Landlord may assign said security deposit or any balance thereof to Landlord's assignee, whereupon Landlord shall be released from all liability for the return or repayment of such security deposit and Tenant shall look solely to said assignee for the return and repayment of said security deposit. Said security deposit shall not be assigned or encumbered by Tenant without the written consent of Landlord and any assignment or encumbrance without such consent shall not bind Landlord. In the event of any rightful and permitted assignment of this Lease by Tenant, said security deposit shall be deemed to be held by Landlord as a deposit made by the assignee and Landlord shall have no further liability with respect to the return of said security deposit to Tenant.

                                      USE:

         11. The Demised Premises shall be used and occupied by Tenant solely for the purposes of GENERAL OFFICE AND WAREHOUSE and legal uses incidental thereto, so long as such use is in compliance with all applicable laws, ordinances and governmental regulations affecting the Building and Premises. The Demised Premises shall not be used in such manner that, in accordance with any requirement of law or of any public authority, Landlord shall be obliged on account of the purpose or manner of said use to make any addition or alteration to or in the Building. The Demised Premises shall not be used in any manner which will increase the rates required to be paid for public liability or for fire and extended coverage insurance covering the Premises. Tenant shall occupy the Demised Premises, conduct its business and control its agents, employees, invitees and visitors in such a way as is lawful and will not permit or create any nuisance, noise, odor, or otherwise interfere with, annoy or disturb any other tenant in the Building in its normal business operations or Landlord in its management of the Building. Tenant's use of the Demised Premises shall conform to all of Landlord's reasonable and nondiscriminatory rules and regulations relating to the use of the Premises. Outside storage on the Premises of any type of equipment, property or materials owned or used on the Premise by Tenant or its customers and suppliers shall not be permitted. Tenant shall be permitted outside storage of a trash compactor.

                           ACCESS TO DEMISED PREMISES:

         12. Tenant agrees to permit Landlord and the authorized representatives of the Landlord to enter the Demised Premises at reasonable times and upon reasonable notice during usual business hours for the purpose of inspecting the same and making any necessary repairs to the Demised Premises and performing any work therein that may be necessary to comply with any laws, ordinances, rules, regulations or requirements of any public authority or of the Board of Fire Underwriters or any similar body or that Landlord may reasonably deem necessary to prevent waste or deterioration in connection with the Demised Premises. Nothing herein shall imply any duty upon the part of Landlord to do any such work which, under any provision of this Lease, Tenant may be required to perform and the performance thereof by Landlord shall not constitute a waiver of Tenant's default in failing to perform the same. Landlord may, during the progress of any work in the Demised Premises, keep and store upon the Demised Premises all necessary materials, tools and equipment. The Landlord shall not in any event be liable for inconvenience, annoyance, disturbance, loss of business, or other damage of Tenant by reason of making repairs or the performance of any work in the Demised Premises, or on account of bringing materials, supplies and equipment into or through the Demised Premises during the course thereof and the obligations of Tenant under this Lease shall not thereby be affected in any manner whatsoever.

                  Landlord reserves the right to enter the Demised Premises at any time in the event of an emergency and at reasonable hours and upon reasonable notice to exhibit the Demised Premises to prospective purchasers or others, and to exhibit the Demised Premises to prospective tenants and to the display "For Lease" or similar signs on windows or doors in the Demised Premises during the last ONE HUNDRED EIGHTY (180) days of the term of this Lease, all without hindrance or molestation by Tenant.

         In exercising the above rights, Landlord will use commercially reasonable efforts to minimize its disruption of Tenant's business in the Demised Premises.

                                 EMINENT DOMAIN:

         13. In the event of any eminent domain or condemnation proceeding or private sale in lieu thereof in respect to the Premises during the term thereof, the following provisions shall apply:

                  a. If the whole of the Premises shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, then the term of this Lease shall cease and terminate as of the date possession shall be taken in such proceeding and all rentals shall be paid up to that date.

                  b. If any substantial part constituting less than the whole of the Premises shall be acquired or condemned as aforesaid, and in the event that such partial taking or condemnation shall materially affect the Demised Premises so as to render the Demised Premises unsuitable for the business of the Tenant, then the term of this Lease shall cease and terminate as of the date possession shall be taken by the condemning authority and Rent shall be paid to the date of such termination. In the event of a partial taking or condemnation of the Premises which shall not materially affect the Demised Premises so as to render the Demised Premises unsuitable for the business of the Tenant this Lease shall continue in full force and effect but with a proportionate abatement of the Base Rent and Additional Rent based on the portion, if any, of the Demised Premises taken. Landlord shall restore the Building and the Demised Premises to substantially the same condition as they were prior to such condemnation. Landlord shall commence restoration and shall restore the Building and the Demised Premises with reasonable promptness, subject to delays beyond Landlord's control. The parties shall have no right to terminate this Lease except as herein provided. Upon completion of such restoration, the Rent shall be adjusted based upon the portion, if any, of the Demised Premises restored.

                  c. In the event of any condemnation or taking as aforesaid, whether whole or partial, Tenant shall not be entitled to any part of the award paid for such condemnation and Landlord is to receive the full amount of such award; Tenant hereby expressly waiving any right to claim to any part thereof.

                  d. Although all damages in the event of any condemnation shall belong to the Landlord, whether such damages are awarded as compensation for diminution in value of the leasehold or to the fee of the Demised Premises, Tenant shall have the right to claim and recover from the condemning authority, but not from Landlord, such compensation as may be separately awarded or recoverable by Tenant in Tenant's own right on account of any and all damage to Tenant "s business by reason of the condemnation and for or on account of any cost or loss to which Tenant might be put in removing Tenant's merchandise, furniture, fixtures, leasehold improvements and equipment. However, Tenant shall have no claim against Landlord or make any claim with the condemning authority for the loss of its leasehold estate, any unexpired term or loss of any possible renewal or extension of said Lease or loss of any possible value of said Lease, any unexpired term renewal or extension of said Lease.

                             DAMAGE OR DESTRUCTION:

         14. In the event of any damage or destruction to the Premises by fire or other cause during the term hereof, the following provisions shall apply:

                  a. If the Building is damaged by fire or any other cause to such extent that the cost of restoration, as reasonably estimated by Landlord, will either (i) equal or exceed thirty percent (30%) of the replacement value of the Building (exclusive of foundations) just prior to the occurrence of the damage; or (ii) require more than 180 days after the date of the damage to repair, then either party may, no later than the sixtieth (60th) day following the damage, give written notice to the other party of its election to terminate this Lease. Landlord shall, within 60 days after the date of the damage, inform Tenant in writing of Landlord's reasonable estimate of the amount of time Landlord requires to repair the damage.

                  b. If neither party terminates this Lease as permitted above, Landlord shall restore the Building and the Demised Premises with reasonable promptness, subject to delays beyond Landlord's control and delays in the making of insurance adjustments by Landlord. Landlord shall not be responsible for restoring or repairing leasehold improvements of the Tenant.

                  c. In the event of either of the elections to terminate, this Lease shall be deemed to terminate on the date of the receipt of the notice of election and all rents shall be paid up to that date. Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease.

                  d. In any case where damage to the Building shall materially affect the Demised Premises so as to render them unsuitable in whole or in part for the purposes for which they are demised hereunder, then, unless such destruction was wholly or partially caused by the negligence or breach of the terms of this Lease by Tenant, its employees, contractors or licensees, a portion of the rent based upon the amount of the extent which the Demised Premises are rendered unsuitable shall be abated until repaired or restored. To the extent that the destruction or damage was wholly or partially caused by negligence or breach of the terms of this Lease by Tenant as aforesaid and if Landlord shall elect to rebuild, the rent equitably abate and the Tenant shall remain liable for the same.

                               CASUALTY INSURANCE:

         15. a. Landlord shall at all times during the term of this Lease, at its expense, maintain a policy or policies of insurance with premiums paid in advance issued by an insurance company licensed to do business in the State of MINNESOTA insuring the Building and all improvements to, or alterations of, the Demised Premises using the standard Minnesota Special Cause of Loss Form or equivalent for the full replacement value, provided that Landlord shall not be obligated to insure any furniture, equipment, machinery, goods or supplies not covered by this Lease which Tenant may bring upon the Demised Premises.

                  b. Tenant shall not carry any stock of goods or do anything in or about the Demised Premises which will in any way impair or invalidate the obligation of the insurer under any policy of insurance required by this Lease.

                  c. Landlord hereby waives and releases all claims, liability and causes of action against Tenant and its agents, servants and employees for loss or damage to, or destruction of, the Premises or any portion thereof, including the buildings and other improvements situated thereon, resulting from fire, explosion and other perils included in broad form coverage insurance, whether caused by the negligence of any of said persons or otherwise. Likewise, Tenant hereby waives and releases all claims, liabilities and causes of action against Landlord and its agents, servants and employees for loss or damage to, or destruction of, any of the improvements, fixtures, equipment, supplies, merchandise and other property, whether that of Tenant or of others in, upon or about the Premises resulting from fire, explosion or the other perils included in broad form coverage insurance, whether caused by the negligence of any of said persons or otherwise. The waiver shall remain in force whether or not Landlord or Tenant's insurers consent thereto.

                  d. In the event that the use of the Demised Premises by Tenant increases the premium rate for insurance carried by Landlord on the improvements of which the Demised Premises are a part, Tenant shall pay Landlord, within 30 days after receipt of Landlord's written demand, the amount of such premium increase. If Tenant installs any electrical equipment that overloads the power lines to the Building or its wiring, Tenant shall, at its own expense, make whatever changes are necessary to comply with the requirements of the insurance underwriter, insurance rating bureau and governmental authorities having jurisdiction.

                           PUBLIC LIABILITY INSURANCE:

         16. Tenant shall, during the term hereof, keep in full force and effect, at its expense, a policy or policies of public liability insurance with respect to the Demised Premises and the business of Tenant in amounts no less than $1,000,000 per occurrence, $2,000,000 aggregate using current ISO Commercial General Liability forms or equivalent naming the Landlord as an additional insured. Such policy or policies shall provide that ten (10) days written notice must be given to Landlord prior to cancellation thereof. Tenant shall furnish a certificate of such insurance to Landlord at the time this Lease is executed that such coverage is in full force and effect.

                                    DEFAULT:

         17. a. In the event of any failure of Tenant to pay any rental due hereunder within ten (10) days after due, or any failure to perform any other terms, conditions or covenants of this Lease to be observed or performed by Tenant for more than thirty (30) days after written notice of such failure shall have been given to Tenant (provided, however, that if such failure is incapable of cure within such 30 day period, then such reasonably longer period of time provided that Tenant commences to cure such failure within such 30 day period and diligently pursues the same until completion), or if Tenant or an agent of Tenant shall falsify any report required to be furnished to Landlord pursuant to the terms of this Lease, or if Tenant shall become bankrupt or insolvent or file any debtor proceedings or any person shall take or have against Tenant in any court pursuant to any statute either of the United States or of any state a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Tenant's or any such guarantor's property, or if Tenant or any such guarantor makes an assignment for the benefit of creditors, or petitions for or enters into an arrangement, or if Tenant shall abandon the Demised Premises or suffer this Lease to be taken under any writ of execution, then in any such event Tenant shall be in default hereunder, and Landlord, in addition to their rights of remedies it may have, shall have the immediate right of re-entry and may remove all persons and property from the Demised Premises and such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of Tenant, all without service of notice or resort to legal process and without being guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby.

                  b. Should Landlord elect to re-enter the Demises Premises as herein provided, or should it take possession of the Demised Premises pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this Lease or it may, from time to time, without terminating this Lease, make such alterations and repairs as may be necessary in order to relet the Demised Premises and relet the Demised Premises or any part thereof upon such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable. Upon each such subletting all rentals received by the Landlord from such reletting shall be applied first to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord; second, to the payment of any costs and expenses of such reletting, including customary brokerage fees and reasonable attorneys' fees and costs of such alterations and repairs; third, to the payment of the Rent due and unpaid payment of future Rent as the same may become due and payable hereunder. If such rentals received from such reletting during any month is less than that to be paid during that month by Tenant hereunder, Tenant, upon demand, shall pay any such deficiency to Landlord. No such re-entry or taking possession of the Demised Premises by Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Tenant, or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Landlord may at any time after such re-entry and reletting elect to terminate this Lease for any such breach. In addition to any other remedies it may have, it may recover from Tenant all damages it incurs by reason of such breach, including the cost of recovering the Demised Premises, reasonable attorneys' fees, and including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to Rent reserved in this Lease for the remainder of the stated term over the then reasonable rental value of the Demised Premises for the remainder of the stated term, all of which amounts shall be immediately due and payable from Tenant to Landlord.

                  c. Landlord may, at its option, instead of exercising any other rights or remedies available to it in this Lease or otherwise by law, statute or equity, spend such money as is reasonably necessary to cure any default of Tenant herein and the amount so spent and costs incurred, including reasonable attorneys' fees, in curing such default, shall be paid by Tenant as Additional Rent upon demand.

                  d. In the event suit shall be brought for recovery of possession of the Demised Premises, for the recovery of Rent or any other amount due under the provisions of this Lease, or because of the breach of any other covenant herein contained on the part of Tenant to be kept or performed and a breach shall be established, Tenant shall pay to Landlord all expenses incurred therefor, including a reasonable attorneys' fees, together with interest on all such expenses at the rate of twelve percent (12%) per annum from the date of such breach of the covenants of this Lease.

                  e. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of the Demised Premises by reason of the violation by Tenant of any of the covenants or conditions of this Lease, or otherwise. Tenant also waives any demand for possession of the Demised Premises and any demand for payment of Rent and any notice of intent to re-enter the Demised Premises, or of intent to terminate this Lease, other than the notices above provided in this Article, and waives any and every other notice or demand prescribed by any applicable statutes or laws.

                  f. No remedy herein or elsewhere in this Lease or otherwise by law, statute or equity, conferred upon or reserved to Landlord or Tenant shall be exclusive of any other remedy, but shall be cumulative and may be exercised from time to time and as often as the occasion may arise.

                  g. Landlord Default. For purposes hereof, the term "Landlord Default" shall mean, if Landlord fails to perform any of its obligations under this Lease within thirty (30) days after receiving notice from Tenant specifying the nature and extent of such failure provided; however, if the obligation shall not be reasonably curable within such thirty (30) day period, the time for cure shall be extended so long as Landlord shall continue to use reasonable efforts to effect a cure. If a Landlord Default has occurred, then, in addition to all rights, powers or remedies permitted by law or in equity, Tenant may cure such Landlord Default and charge the cost thereof to Landlord. Landlord shall be liable for and shall pay to Tenant within thirty (30) days of receiving Tenant's invoice, all reasonable attorneys' fees and other costs incurred by Tenant as a result of a Landlord Default. If Landlord shall fail to pay within such thirty (30) day period the amount due, Tenant shall have the right to offset such amounts against the next installments of Rent due hereunder.

                           COVENANTS TO HOLD HARMLESS:

         18. Except to the extent that the liability for damage or loss is caused by the acts, omissions or negligence of Landlord, its agents or employees, and subject to Paragraph 15(c) Tenant shall hold harmless Landlord from any liability for damages to any person or property in or upon the Demised Premises and the Premises, including the person and the property of Tenant and its employees and all persons in the Building at its or their invitation or sufferance, and from damages to the extent resulting from Tenant's failure to perform the covenants of this Lease. All property kept, maintained or stored on the Demised Premises shall be so kept, maintained or stored at the sole risk of Tenant. Tenant agrees to pay all sums of money in respect of any labor, service, materials, supplies or equipment furnished or alleged to have been furnished to Tenant in or about the Premises, and not furnished on order of Landlord, which may be secured by any Mechanic's, Materialmen's or other lien to be discharged at the time performance of any obligation secured thereby matures, provided that Tenant may contest such lien, but if such lien is reduced to final judgment and if such judgment or process thereon is not stayed, or if stayed and said stay expires, then and in each such event, Tenant shall forthwith pay and discharge said judgment. Landlord shall have the right to post and maintain on the Demised Premises notices of non-responsibility under the laws of the State of MINNESOTA.

         Except to the extent that the liability for damage or loss is caused by the acts, omissions or negligence of Tenant, its agents or employees, and subject to Paragraph 15(c), Landlord shall hold harmless Tenant from any liability for damages to any person or property in or upon the Premises, and from damages to the extent resulting from Landlord's failure to perform the covenants of this Lease.

                                 NON-LIABILITY:

         19. Subject to the terms and conditions of Article 14 hereof, Landlord shall not be liable for damage to any property of Tenant or of others located on the Premises, nor for the loss of or damage to any property of Tenant or of others by theft or otherwise. Landlord shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain or snow, or leaks from any part of the Premises or from the pipes, appliances, or plumbing works, or from the roof, street or subsurface or from any other place or by dampness or by any such damage caused by other Tenants or persons in the Premises, occupants of adjacent property, of the buildings, or the public, or caused by operations in construction of any private, public or quasi-public work.

                                 SUBORDINATION:

         20. This Lease shall be subordinated to any mortgages that may now exist or that may hereafter be placed upon the Demised Premises and to any and all advances made thereunder, and to the interest upon the indebtedness evidenced by such mortgages, and to all renewals, replacements and extensions thereof; provided, however, that Tenant's possession of the Demised Premises will not be disturbed as long as Tenant is not in default beyond applicable cure periods under this Lease. In the event of execution by Landlord after the date of this Lease of any such mortgage, renewal, replacement or extension, Tenant agrees to execute a subordination agreement with the holder thereof which agreement shall provide that:

                  a. Such holder shall not disturb the possession and other rights of Tenant under this Lease so long as Tenant is not in default beyond applicable cure periods hereunder,

                  b. In the event of acquisition of title to the Demised Premises by such holder, such holder shall accept the Tenant as Tenant of the Demised Premises under the terms and conditions of this Lease and shall perform all the obligations of Landlord hereunder, and

                  c. Tenant shall recognize such holder as Landlord hereunder.

                           Tenant shall, upon receipt of a request from Landlord therefor, execute and deliver to Landlord or to any proposed holder of a mortgage or trust deed, or to any proposed purchaser of the Premises, a certificate in recordable form, certifying that this Lease is in full force and effect, and that there are no offsets against rent nor defenses to Tenant's performance under this Lease, or setting forth any such offsets or defenses claimed by Tenant as the case may be.

                            ASSIGNMENT OR SUBLETTING:

         21. Tenant agrees to use and occupy the Demised Premises throughout the entire term hereof for the purpose or purposes herein specified and for no other purposes, in the manner and to substantially the extent now intended. Tenant further agrees, with the exception of any related entities, affiliates or surviving mergers, not to transfer or assign this Lease or sublet said Demised Premises, or any part thereof, whether by voluntary act, operation of law, or otherwise, without obtaining the prior written consent of Landlord in each instance. Tenant shall seek such consent of Landlord by a written request therefore, setting forth such information as Landlord may reasonably deem necessary. Landlord agrees not to withhold consent unreasonably. Consent by Landlord to any assignment of this Lease or to any subletting of the Demised Premises shall not be a waiver of Landlord's rights under this Article as to any subsequent assignment or subletting. Landlord's rights to assign this Lease are and shall remain unqualified. No such assignment or subleasing shall relieve the Tenant from any of Tenant's obligations in this Lease contained, nor shall any assignment or sublease or other transfer of this Lease be effective unless the assignee, subtenant or transferee, shall at the time of such assignment, sublease or transfer, assume in writing for the benefit of Landlord, its successors or assigns, all of the terms, covenants and conditions of this Lease thereafter to be performed by Tenant and shall agree in writing to be bound thereby. Should Tenant sublease in accordance with the terms of this Lease, fifty percent (50%) of any increase in rental (net of costs incurred in negotiating and consummating the transaction, including, without limitation, marketing and advertising cost, tenant allowances, brokerage commissions and attorneys' fees) received by Tenant over the per square foot rental rate which is being paid by Tenant shall be forwarded to and retained by Landlord, which increase shall be in addition to the Base Rent and Additional Rent due Landlord under this Lease.

                                   ATTORNMENT:

         22. In the event of a sale or assignment of Landlord's interest in the Premises or the Building in which the Demised Premises are located, or this Lease, or if the Premises come into custody or possession of a mortgagee or any other party whether because of a mortgage foreclosure, or otherwise, Tenant shall attorn to such assignee or other party and recognize such party as Landlord hereunder; provided, however, Tenant"s peaceable possession will not be disturbed so long as Tenant faithfully performs its obligations under this Lease. Tenant shall execute, within 10 business days after receipt of written demand, any reasonable attornment agreement required by any such party to be executed, containing such provisions and such other provisions as such party may reasonably require.

                         NOVATION IN THE EVENT OF SALE:

         23. In the event of the sale of the Demised Premises, Landlord shall be and hereby is relieved of all of the covenants and obligations created hereby accruing from and after the date of sale, and such sale shall result automatically in the purchaser assuming and agreeing to carry out all the covenants and obligations of Landlord herein thereafter. Notwithstanding the foregoing provisions of this Article, Landlord, in the event of a sale of the Demised Premises, shall cause to be included in this agreement of sale and purchase a covenant whereby the purchase of the Demised Premises assumes and agrees to carry out all of the covenants and obligations of Landlord herein.

         Tenant agrees at any time and from time to time upon not less than ten
(10) business days prior written request by the Landlord to execute, acknowledge and deliver to the Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect as modified and stating the modifications, and the dates to which the Base Rent and other charges have been paid in advance, if any, it being intended that any such statement delivered pursuant to this paragraph may be relied upon by any prospective purchaser of the fee or mortgagee or assignee of any mortgage upon the fee of the Demised Premises.

                             SUCCESSORS AND ASSIGNS:

         24. The terms, covenants and conditions hereof shall be binding upon and inure to the successors and assigns of the parties hereto.

                              REMOVAL OF FIXTURES:

         25.      Intentionally deleted.

                                QUIET ENJOYMENT:

         26. Landlord warrants that it has full right to execute and to perform this Lease and to grant the estate demised, and that Tenant, upon payment of the rents and other amounts due and the performance of all the terms, conditions, covenant and agreements on Tenant"s part to be observed and performed under this Lease, will peaceably and quietly enjoy the Demised Premises for the business uses permitted hereunder, subject, nevertheless, to the terms and conditions of this Lease.

                                   RECORDING:

         27. Tenant shall not record this Lease without the written consent of Landlord. However, upon the request of either party hereto, the other party shall join in the execution of the memorandum lease for the purposes of recordation. Said memorandum lease shall describe the parties, the Demised Premises and the term of the Lease and shall incorporate this Lease by reference. This Article 27 shall not be construed to limit Landlord's right to file this Lease.

                                OVERDUE PAYMENTS:

         28. All monies due under this Lease from Tenant to Landlord shall be due on demand, unless otherwise specified and if not paid within 10 days after due, shall result in the imposition of a service charge for such late payment in the amount of TWELVE percent (12%) of the amount due up to a maximum of $500 per incident.

                                   SURRENDER:

         29. On the Expiration Date or upon the termination hereof upon a day other than the Expiration Date, Tenant shall peaceably surrender the Demised Premises broom-clean in good order, condition and repair, reasonable wear and tear and damage by casualty only excepted. On or before the Expiration Date or upon termination of this Lease on a day other than the Expiration Date, Tenant shall, at its expense, remove all trade fixtures, personal property and equipment and Tenant signs from the Demised Premises and any property not removed shall be deemed to have been abandoned. Any damage caused in the removal of such items shall be repaired by Tenant, at its expense. All alterations, additions, improvements and fixtures (other than trade fixtures) which shall have been made or installed by Landlord or Tenant upon the Demised Premises and all floor covering so installed shall remain upon and be surrendered with the Demised Premises as a part thereof, without disturbance, molestation or injury, and without charge, at the expiration or termination of this Lease. If the Demised Premises are not surrendered on the Expiration Date or the date of termination, Tenant shall indemnify Landlord against loss or liability, claims, without limitation, made by any succeeding Tenant founded on such delay. Tenant shall promptly surrender all keys for the Demised Premises to Landlord at the place then fixed for payment of rent and shall inform Landlord of combinations of any locks and safes on the Demised Premises.

                                  HOLDING OVER:

         30. In the event of a holding over by Tenant after expiration or termination of this Lease without the consent in writing of Landlord, Tenant shall be deemed a Tenant at sufferance and shall pay rent for such occupancy at the rate of one and one-half times the last-current aggregate Base and Additional Rent, prorated for the entire holdover period, plus all attorney's fees and expenses incurred by Landlord in enforcing its rights hereunder, plus any other damages occasioned by such holding over. Except as otherwise agreed, any holding over with the written consent of Landlord shall constitute Tenant a month-to-month Tenant.

                                  ABANDONMENT:

         31. In the event Tenant shall remove its fixtures, equipment or machinery or shall abandon the Demised Premises or any part thereof prior to the Expiration Date of this Lease, or shall discontinue or suspend the operation of its business conducted on the Demised Premises for a period of more than thirty
(30) consecutive days (except during any time when the Demised Premises may be rendered untenantable by reason of fire or other casualty), then in any such event Tenant shall be deemed to have abandoned the Demised Premises and Tenant shall be in default under the terms of this Lease.

                              CONSENTS BY LANDLORD:

         32. Whenever a provision is made under this Lease for Tenant securing the consent or approval by Landlord, such consent or approval shall only be in writing.

                                    NOTICES:

         33. Any notice required or permitted under this Lease shall be deemed sufficiently given or secured if sent by registered or certified return receipt mail to Tenant at 10701 RED CIRCLE DRIVE, MINNETONKA, MINNESOTA 55343 and to Landlord at the address then fixed for the payment of rent as provided in
Article 4 of this Lease, and either party may by like written notice at any time designate a different address to which notices shall subsequently be sent or rent to be paid.

                             RULES AND REGULATIONS:

         34. Tenant shall observe and comply with the reasonable and non-discriminatory rules and regulations as Landlord may prescribe on written notice to Tenant for the safety, care and cleanliness of the Building.

                               INTENT OF PARTIES:

         35. Except as otherwise provided herein, the Tenant covenants and agrees that if it shall any time fail to pay any such cost or expense, or fail to take out, pay for, maintain or deliver any of the insurance policies above required, or fail to make any other payment or perform any other act on its part to be made or performed as in this Lease provided, then the Landlord may, but shall not be obligated so to do, and without notice to or demand upon the Tenant and without waiving or releasing the Tenant from any obligations of the Tenant in this Lease contained, pay any such cost or expense, effect any such insurance coverage and pay premiums therefor, and may make any other payment or perform any other act on the part of the Tenant to be made and performed as in this Lease provided, in such manner and to such extent as the Landlord may deem desirable, and in exercising any such right, to also pay all necessary and incidental costs and expenses, employ counsel and incur and pay reasonable attorneys' fees.

                  All sums so paid by Landlord and all necessary and incidental costs and expenses in connection with the performance of any such act by the Landlord, together with interest thereon at the rate of TWELVE percent (12%) per annum from the date of making of such expenditure, by Landlord, shall be deemed Additional Rent hereunder and shall be payable to Landlord on demand. Tenant covenants to pay any such sum or sums with interest as aforesaid and the Landlord shall have the same rights and remedies in the event of the nonpayment thereof by Tenant as in the case of default by Tenant in the payment of the Base Rent payable under this Lease.

                                    GENERAL:

         36. The Lease does not create the relationship of principal agent or of partnership or of joint venture or of any association between Landlord and Tenant, the sole relationship between the parties hereto being that of landlord and tenant.

                  No waiver of any default hereunder shall be implied from any omission to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect any default other than the default specified in the express waiver and that only for the time and to the extent therein stated.

One or more waivers shall not then be construed as a waiver of a subsequent breach of the same covenant, term or condition. The consent to or approval by Landlord of any act by Tenant requiring Landlord's consent or approval shall not waive or render unnecessary Landlord's consent to or approval of any subsequent similar act by Tenant shall be construed to be both a covenant and a condition. No action required or permitted to be taken by or on behalf of Landlord under the terms or provisions of this Lease shall be deemed to constitute an eviction or disturbance of Tenant"s possession of the Demised Premises. All preliminary negotiations are merged into and incorporated in this Lease. The laws of the State of MINNESOTA shall govern the validity, performance and enforcement of this Lease.

                  a. This Lease and the exhibits, if any, attached hereto and forming a part hereof, constitute the entire agreement between Landlord and Tenant affecting the Demised Premises. Any other agreements, subsequent alterations, amendments, changes or additions to this Lease shall be binding upon Landlord and Tenant only when reduced to writing and executed in the same form and manner in which this Lease is executed

                  b. If any agreement, covenant or condition of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such agreement, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each agreement, covenant or condition of this Lease shall be valid and be enforced to the fullest extent permitted by law.

                               HAZARDOUS MATERIAL:

         37. a. The Demised Premises hereby leased shall be used by and/or at the sufferance of Tenant only for the purpose set forth in Article 11 above and for no other purposes. Tenant shall not use or permit the use of the Demised Premises in any manner that will tend to create waste or a nuisance, or will tend to unreasonably disturb other tenants in the Building or the Premises. Tenant, its employees and all person visiting or doing business with Tenant in the Demised Premises shall be bound by and shall observe the reasonable and non-discriminatory rules and regulations made by Landlord relating to the Demised Premises, the Building or the Premises of which notice in writing shall be given to the Tenant, and all such rules and regulations shall be deemed to be incorporated into and form a part of this Lease.

                  b. Tenant covenants through the Lease Term, at Tenant's sole cost and expense, promptly to comply with all laws and ordinances and the orders, rules and regulations and requirements of all federal, state and municipal governments and appropriate departments, commission, boards, and officers thereof, and the orders, rules and regulations of the Board of Fire Underwriters where the Demised Premises are situated, or any other body now or hereafter as well as extraordinary, which are applicable to the Demised Premises and to Tenant's particular use of the Demised Premises; provided, however, that Tenant is not required to make structural alterations or make capital expenditures to comply therewith unless such alterations or expenditures are required solely due to Tenant's particular use of the Demised Premises. Tenant will likewise observe and comply with the requirements of all policies of public liability, fire and all other policies of insurance at any time in force with respect to the building and improvements on the Demised Premises and the equipment thereof.

                  c. In the event any Hazardous Material (as hereinafter defined) is brought or caused to be brought into or onto the Demised Premises, the Building or the Premises by Tenant, Tenant shall handle any such material in compliance with all applicable federal, state and/or local regulations. For purposes of this Article, "Hazardous Material" means and includes any hazardous, toxic or dangerous waste, substance or material defined as such in (or for purposes of) the Comprehensive Environmental Response, Compensation, and Liability Act, any so-called "Superfund" or "Superlien" law, or any federal, state or local statute, law, ordinance, code, rule, regulation, order decree regulating, relating to, or imposing liability or standards of conduct concerning, any hazardous, toxic or dangerous waste, substance or materials, as now or at any time hereafter in effect. Tenant shall submit to Landlord on an annual basis copies of its approved hazardous materials communication plan, OSHA monitoring plan, and permits required by the Resource Recovery and Conservation Act of 1976, if Tenant is required to prepare, file or obtain any such plans or permits. Tenant will indemnify and hold harmless Landlord from any losses, liabilities, damages, costs or expenses (including reasonable attorneys' fees) which Landlord suffers or incurs as a result of Tenant's introduction into or onto the Demised Premises, Building or Premises of any Hazardous Material. This Article shall survive the expiration or sooner termination of this Lease for a period of one year.

                                 FORCE MAJEURE:

         38. Either party's failure to perform the terms and conditions of this Lease, in whole or in part, shall not be deemed a breach or a default hereunder or give rise to any liability of such party to the other if such failure is attributable to any unforeseeable event beyond such party's reasonable control and not caused by the negligent acts or omissions or the willful misconduct of such party, including, without limitation, flood, drought, earthquake, storm, pestilence, lightning, and other natural catastrophes and acts of God; epidemic, war riot, civic disturbance or disobedience, and act of the public enemy; fire, accident, wreck, washout, and explosion; strike, lockout, labor dispute, and failure, threat of failure, or sabotage of such party's facilities; delay in transportation or car shortages, or inability to obtain necessary labor, materials, components, equipment, services, energy, or utilities through such party's usual and regular sources at usual and regular prices; and any law, regulation, order or injunction of a court or governmental authority, whether valid or invalid and including, without limitation, embargoes, priorities, requisitions, and allocations or restrictions of facilities, equipment or operations. In the event of the occurrence of such a force majeure event, the party unable to perform promptly shall notify the other party.

                               OPTION TO TERMINATE

         39. Provided Tenant is not in default beyond applicable cure periods and has performed all of its covenants and obligations hereunder, Tenant shall have a one time option to terminate the Term of this Lease (hereinafter, the "Option to Terminate") at the end of the thirty-sixth (36th) month of the lease term and upon the following further terms and conditions.

         Tenant can exercise said Option to Terminate only by giving Landlord six (6) months prior written notice and said notice must be accompanied by a termination fee equal to the unamortized transaction costs (including leasing commissions & tenant improvements amortized at 8% over the term of the lease). Such costs will be outlined and memorialized in a letter to tenant within 30 days of the Commencement Date of the lease.

         It is understood and agreed that this Option to Terminate is personal to Lec Tec Corporation, and is not transferable; in the event of any assignment or subleasing to any entity other than related entities, affiliates or surviving mergers of any or all of the Demised Premises said Option to Terminate shall be null and void.

         If and from the date Tenant exercises the Option to Terminate, Tenant agrees that it waives any right it may have to assign or sublet all or part of the Demised Premises.

                LANDLORD'S RIGHT TO RELEASE OFFICE SQUARE FOOTAGE

         40. Landlord shall have the right to remove the 1,420 square feet of office space currently at 5610 Lincoln Drive from Lec Tec Corporation's total square footage and release it to a new tenant. At such time, Lec Tec Corporation's monthly Additional Rent shall be recalculated based on their new proportionate share of square footage and the monthly net rent shall remain unchanged.

                                    CAPTIONS

         41. The captions are inserted only as a matter of convenience and for reference, and in no way define, limit or describe the scope of this Lease nor the intent or any provision thereof.

                                  ATTACHMENTS:

         42. See also Exhibits A through E, inclusive, which Exhibits are attached hereto and made a part hereof.

                  EXHIBIT                DESCRIPTION

                  Exhibit A              Legal Description
                  Exhibit B              Demised Premises
                  Exhibit C              Building Rules and Regulations
                  Exhibit D              Improvements
                  Exhibit E              Sign Criteria

                                   SUBMISSION:

         43. Submission of this instrument to Tenant or proposed Tenant or his agents or attorneys for examination, review, consideration or signature does not constitute or imply an offer to lease reservation of space, or option to lease, and this instrument shall have no binding legal effect until execution hereof by Landlord and Tenant or its agents.

                                 REPRESENTATION:

         44. Landlord, and Tenant warrant and represent that they have dealt with no real estate broker in connection with this Lease other than Welsh Companies, LLC, and that no other broker is entitled to any commission on account of this Lease. The party who breaches this warranty shall defend, hold harmless and indemnify the other from any loss, damage or expense, including reasonable attorneys' fees, arising from the breach. Landlord is solely responsible for paying the commission of the broker in accordance with the Listing Agreement.

         IN WITNESS WHEREOF, the Landlord and the Tenant have caused these presents to be executed in form and manner sufficient to bind them at law, as of the day and year first above written.

Tenant:                              Landlord:
LECTEC CORPORATION                   SMD LINCOLN INVESTMENTS LLC
(A MINNESOTA CORPORATION)            (A MINNESOTA LIMITED LIABILITY CORPORATION)

By:   /s/R.A. Young                  By: /s/Scott Frederickson
      --------------------------         ----------------------

Its:  Chr., CEO and President            Its:  Chief Manager

Date: 5/22/03                            Date: 5/23/03

                                    EXHIBIT A

                                LEGAL DESCRIPTION

                     Lot 1, Block l, Prestige 2nd Addition,
                           Hennepin County, Minnesota

                                    EXHIBIT B

                                [INSERT GRAPHIC]

                                    EXHIBIT C

                         BUILDING RULES AND REGULATIONS

         l. Any sign, lettering, picture, notice or advertisement installed on or in any part of the Premises and visible from the exterior of the Demised Premises, or visible from the exterior of the Premises, shall be installed at Tenant's sole cost and expense, and in such manner, character and style as Landlord may approve in writing. In the event of a violation of the foregoing by Tenant, Landlord may remove the same without any liability and may charge the expense incurred by such removal to Tenant.

         2. No awning or other projection shall be attached to the outside walls of the Demised Premises. No curtains, blinds, shades or screens visible from the exterior of the Premises, shall be attached to or hung in, or used in connection with any window or door of the Premises without the prior written consent of Landlord. Such curtains, blinds, shades, screens or other fixtures must be of a quality, type, design and color, and attached in the manner approved by Landlord.

         3. Tenant, its servants, employees, customers, invitees and guests shall not obstruct sidewalks, entrances, passages, corridors, vestibules, halls or stairways in and about the Demised Premises which are used in common with other tenants and their servants, employees, customers, guests and invitees, and which are not a part of doors or windows which would be unsightly from the Demised Premises corridors or from the exterior of the Demised Premises and will promptly remove any such objects upon notice from Landlord.

         4. Tenant shall not make excessive noises, cause disturbances or vibrations or use or operate any electrical or mechanical devices that emit excessive sound or other waves or disturbances or create obnoxious odors, any of which may be offensive to the other tenants and occupants of the Demised Premises, or that would interfere with the operation of any device, equipment, radio, television broadcasting or reception from or within the Demised Premises or elsewhere and shall not place or install any projections, antennas, aerials or similar devices inside or outside of the Premises or on the Demised Premises without Landlord's approval.

         5. Tenant shall not waste electricity, water or air conditioning and shall cooperate fully with Landlord to insure the most effective operation of the Demised Premises's heating and air conditioning systems and shall refrain from attempting to adjust any controls other than unlocked room thermostats, if any, installed for Tenant's use. Tenant shall keep corridor doors closed.

         6. Tenant assumes full responsibility for protecting its space from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed and secured after normal business he

         7. Landlord shall have the right to prohibit any advertising by Tenant which in Landlord's reasonable opinion tends to impair the reputation of the Demised Premises or its desirability as an Demised Premises for office use, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

         8. The Premises shall not be used for lodging, sleeping or for any immoral or illegal purpose.

         9. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully and comply with the foregoing rules and regulations and such other and further appropriate rules and regulations as Landlord or Landlord's agent may from time to time adopt. Reasonable notice of any additional rules and regulations shall be given in such manner as Landlord may reasonably elect.

         10. Unless expressly permitted by the Landlord, no additional locks or similar devices shall be attached to any door or window and no keys other than those provided by the Landlord shall be made for any door. If more than two keys for one lock are desired by the Tenant, the Landlord may provide the same upon payment by the Tenant. Upon termination of this Lease or of the Tenant's possession, the Tenant shall surrender all keys of the Premises and shall explain to the Landlord all combination locks on safes, cabinets and vaults.

         11. Any carpeting cemented down by Tenant shall be installed with a releasable adhesive. In the event of a violation of the foregoing by Tenant, Landlord may charge the expense incurred by such removal to Tenant.

         12. The water and wash closets, drinking fountains and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, coffee grounds, or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the Tenant who, or whose servants, employees, agents, visitors or licensees, shall have caused the same. No person shall waste water by interfering or tampering with the faucets or otherwise.

         13. No electric circuits for any purpose shall be brought into the leased premises without Landlord's written permission specifying the manner in which same may be done.

         14. No dogs or other animals shall be allowed in office, halls, corridors, or elsewhere in the building, except for seeing eye animals.

         15. Tenant shall not throw anything out of the door or windows, or down any passageway or elevator shafts.

         16. All loading, unloading receiving or delivery of goods, supplies or disposal of garbage or refuse shall be made only through entryways and freight elevators provided for such purposes and indicated by Landlord. Tenant shall be responsible for any damage to the building or the property of its employees or to others and injuries sustained by any person whomsoever resulting from the use of or moving of such articles in or out of the leased premises, and shall make all repairs and improvements required by Landlord or governmental authorities in connection with the use or moving of such articles.

         17. All safes, equipment or other heavy articles shall be carried in or out of the Premises only at such time and in such manner as shall be prescribed in writing by Landlord, and Landlord shall in all cases have the right to specify the proper position of any such safe, equipment or other heavy article, which shall only be used by Tenant in a manner which will not interfere with or cause damage to the leased premises or the building in which they are located, or to the other tenants or occupants of said building. Tenant shall be responsible for any damage to the building or the property of its employees or other injuries sustained by any person whomsoever resulting from the use or moving of such articles in or out of the leased premises, and shall make all repairs and improvements required by Landlord or governmental authorities in connection with the use or moving of such articles.

         18. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

         19. Vending machines shall not be installed without permission of the Landlord.

         20. Wherever in these Building Rules and Regulations the word "Tenant" occurs, it is understood and agreed that it shall mean Tenant's associates, agents, clerks, servants, and visitors. Wherever the word "Landlord" occurs, it is understood and agreed that it shall mean Landlord's agents, clerks, servants and visitors.

         21. Tenant, it's servants, employees, customers, invitees and guests shall, when using the common parking facilities, if any, in and around the building, observe and obey all signs regarding fire lanes and no parking zones, and when parking always park between the designated lines. Landlord reserves the right to tow away, at the expense of the owner, any vehicle which is improperly parked in a no parking zone. All vehicles shall be parked at the sole risk of the owner, and Landlord assumes no responsibility for any damage to or loss of vehicles. No vehicles shall be parked over night outside the premises without notice to Landlord or it's agents.

         22. All entrance doors to the Premises shall be locked when the Premises are not in use. All corridor doors shall also be closed during times when the air condition equipment in the Demised Premises is operating so as not to dissipate the effectiveness of the systems or place an overload thereon.

         23. Landlord reserves the right at any time from time to time to rescind, alter or waiver, in whole or in part, any of these Rules and Regulations when it is deemed necessary, desirable, or proper, in Landlord's judgement, for its best interest or for the best interest of the tenants of the Demised Premises.

                                    EXHIBIT D

                                  IMPROVEMENTS

         The Landlord agrees to provide, at no expense to the Tenant, the following improvements to the Demised Premises:

                  1. Paint the office and warehouse walls white excluding the 1,420 square feet of office space in the front of 5610 Lincoln Drive.

                  2. Provide and install two (2) five ton and one (1) two and a half ton HVAC units in the warehouse/production areas.

                  3. Repair the warehouse floor and apply a clear floor sealer.

                  4. Service and certify that the existing HVAC units serving the Demised Premises are in good working condition as of the Commencement Date.

                  5.       Re-key the space.

                  6. Install an overhead door in the wall between the two warehouse spaces.

                  7.       Replace any burned out lights.

                  8. Install double doors in the demising wall separating the office from warehouse.

                  9.       Remove the raised floor in the front of 5618 Lincoln
         Drive.

                  10.      Install a utility sink in the warehouse area.

         With the exception of those improvements outlined above the Tenant agrees to accept the Demised Premises in their "As-Is", "Where-Is" condition. Any additional improvements shall be completed at the Tenant's expense, and must receive Landlord's prior written approval.

                                    EXHIBIT E

                                  SIGN CRITERIA

         1. In accordance with Article 7 of the attached lease, any and all signage is to be installed by Landlord at Tenant's sole cost and expense, and all signage material shall remain the property of the Tenant at the expiration of the Lease.

         2. All units shall have signage on 24" x 48" white plaques mounted by the entry doors. Signage may contain name and company logo's, letter style per company choice.

         3. All rear overhead loading dock doors shall be identified by Tenant's address and one line for Tenant's name beneath the address. All numbers and lettering on these doors shall be in 4" decal type black block lettering.

         4.       Any exterior signage requires the Landlord's approval.

                                      E-1